UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 28, 2021
Date of Earliest Event Reported : July 27, 2021

HAVERTY FURNITURE COMPANIES INC
(Exact Name of Registrant as Specified in Its Charter)

001-14445
(Commission File Number)

Maryland	58-0281900
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 443-2900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On July 27, 2021, Havertys issued a press release regarding its results of operations for the quarter ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1. The attached Exhibit 99.1 is not filed but is furnished to comply with Regulation FD. The information disclosed in this Item 2.02 Current Report on Form 8-K is not considered to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

             99.1   Press Release dated July 27, 2021 issued by Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
July 28, 2021	By:
Jenny Hill Parker Senior Vice President, Finance and Corporate Secretary